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                            SCHEDULE 14A INFORMATION


          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                   EXCHANGE ACT OF 1934 (AMENDMENT NO.      )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Com-
                                         mission Only (as permitted by
                                         Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 140.14a-12

                            VAN KAMPEN EQUITY TRUST
                (Names of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed per Exchange Act Rules 14a-6(i)(1) and 0-11.

[ ] Fee paid previously with preliminary materials.
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[VAN KAMPEN INVESTMENTS LOGO]


May 5, 2008


The Special Meeting of Shareholders (the "Meeting") of Van Kampen Aggressive Growth Fund (the "Fund") was originally held on March 4, 2008. The Meeting has been adjourned for a third time to June 11, 2008 to allow additional time to secure the remaining votes needed to approve the proposal as outlined in the Notice of Special Meeting previously mailed to you. The adjourned meeting will be held at 10:00 a.m. on June 11, 2008 at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE. IF THE SHARES REMAIN UNVOTED, COMPUTERSHARE FUND SERVICES, A PROXY SOLICITOR RETAINED BY VAN KAMPEN, MAY CONTACT YOU BY TELEPHONE TO OBTAIN YOUR VOTE.

The purpose of the Meeting is to seek shareholder approval for the reorganization of Van Kampen Aggressive Growth Fund into Van Kampen Mid Cap Growth Fund (the "Reorganization"). After careful consideration, the Board of Trustees of the Fund has determined the Reorganization will benefit shareholders of the Fund and recommends that you cast your vote "FOR" the proposed Reorganization.

Please join many of your fellow shareholders and cast your vote. To cast your vote, simply complete the enclosed proxy card and return it in the postage paid envelope provided. As a matter of convenience, you may cast your vote via the Internet or by telephone. Instructions for casting your vote via the Internet or telephone are printed on the enclosed proxy ballot. Additionally, the required control number for either of these methods is printed on the proxy card. If you choose to cast your vote via the Internet or telephone, there is no need to mail the card.

If you have any questions, please do not hesitate to contact the Van Kampen Client Relations Department at 1-800-231-2808.

We appreciate your careful and prompt consideration of this matter.


Sincerely,


Van Kampen Aggressive Growth Fund









VK Agg Gr REG




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[VAN KAMPEN INVESTMENTS LOGO]


May 5, 2008


The Special Meeting of Shareholders (the "Meeting") of Van Kampen Aggressive Growth Fund (the "Fund") was originally held on March 4, 2008. The Meeting has been adjourned for a third time to June 11, 2008 to allow additional time to secure the remaining votes needed to approve the proposal as outlined in the Notice of Special Meeting previously mailed to you. The adjourned meeting will be held at 10:00 a.m. on June 11, 2008 at the offices of Van Kampen Investments Inc., 1 Parkview Plaza, Oakbrook Terrace, Illinois.

YOUR VOTE IS IMPORTANT AND YOUR PARTICIPATION IN THE AFFAIRS OF YOUR FUND DOES MAKE A DIFFERENCE.

The purpose of the Meeting is to seek shareholder approval for the reorganization of Van Kampen Aggressive Growth Fund into Van Kampen Mid Cap Growth Fund (the "Reorganization"). After careful consideration, the Board of Trustees of the Fund has determined the Reorganization will benefit shareholders of the Fund and recommends that you cast your vote "FOR" the proposed Reorganization.

Please join many of your fellow shareholders and cast your vote. You may use:

     - MAIL - Mark your vote on the enclosed proxy card and return it in the postage paid envelope provided

     -   INTERNET - Log on to www.proxyvote.com to cast your vote

     - TOUCHTONE TELEPHONE - Call 1-800-454-8683 to cast your vote on the automated touchtone voting site

         NOTE: THE CONTROL NUMBER IS PRINTED ON YOUR ENCLOSED PROXY CARD AND IS REQUIRED FOR CASTING YOUR VOTE VIA THE INTERNET OR BY TOUCHTONE TELEPHONE 800 #. THERE IS NO NEED TO MAIL THE CARD IF YOUR VOTE IS CAST BY ONE OF THESE METHODS.


If you have any questions, please do not hesitate to contact the Van Kampen Client Relations Department at 1-800-231-2808.

We appreciate your careful and prompt consideration of this matter.


Sincerely,


Van Kampen Aggressive Growth Fund




VK Agg Gr Str